UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

ADVANCED BIOENERGY, LLC
(Exact name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-52421	20-2281511
(Commission File Number)	(I.R.S. Employer Identification No.)
Box 201759 Bloomington, Minnesota	55420
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: None
8000 Norman Center Drive Suite 610 Bloomington, Minnesota 55437
(Former name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in filings with the Securities and Exchange Commission (“SEC”), Advanced BioEnergy, LLC (the “Company”), ABE South Dakota, LLC and Glacial Lakes Energy, LLC closed the previously described Asset Sale on December 19, 2019. On January 14, 2020, the Company’s Board of Directors authorized an initial distribution to Members of $7.88 million or $.31 per unit, payable to Members of record as of January 24, 2020. The Company mailed each Member the initial distribution, with a brief summary of the Company’s windup process on or around January 31, 2020.

Upon the closing of the Asset Sale, the Company commenced its liquidation in accordance with the Plan of Liquidation adopted by the Company’s Members at a Special Meeting of Members held on September 19, 2019. Since implementing the Plan of Liquidation, the Company is now deemed dissolved under Delaware law and continues to exist for the sole purpose of converting its assets into cash, paying or making provision for the payment of its liabilities and after this is completed, distributing its remaining assets to its Members in a “Final Distribution.”

Pursuant to the Plan of Liquidation, the Company closed its office and is now receiving and responding to communications from Members at Advanced BioEnergy, LLC, P.O. Box 201759, Bloomington, Minnesota, 55420 and through email at members@advancedbioenergy.com.

As previously disclosed in SEC filings, unless there are unforeseen circumstances, the Company currently expects the Final Distribution will be made on or around July 31, 2021. The exact amount and the timing of the Final Distribution will depend, however, on the final receipt of the escrow amount ($4.75 million), the availability of the other reserve funds ($2.75 million), the Company’s ability to collect all its receivables, sell any assets and complete the liquidation and winding up in an efficient manner.

Commencing on or about February 11, 2021, the Company began mailing to each Member a Partnership Form 1065 Schedule K-1 for tax year 2020. The Company will also send each Member a Final Partnership Form 1065 Schedule K-1 after the liquidation of the Company and Final distribution are complete.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ J.D. Schlieman
J.D. Schlieman, Continuing Director

Date: February 26, 2021

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